UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of report (Date of earliest event reported): February 2, 2009
Citizens Republic Bancorp, Inc.
(Exact Name of Registrant as Specified in Its Charter)
Michigan
(State or Other Jurisdiction of Incorporation)

001-33063 (Commission File Number)	38-2378932 (IRS Employer Identification No.)

328 South Saginaw Street, Flint, Michigan (Address of Principal Executive Offices)	48502 (Zip Code)
(810) 766-7500
(Registrant’s Telephone Number, Including Area Code)
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On February 2, 2009, the Company announced that John D. Schwab, Executive Vice President and Chief Credit Officer of the Company, is retiring from the Company. Mark W. Widawski, the current managing director for the Company’s Business Finance division, has been named as Mr. Schwab’s successor. Mr. Schwab’s retirement and Mr. Widawski’s appointment are both effective immediately.

Item 7.01	Regulation FD Disclosure
A copy of the Company’s press release announcing the management changes is furnished with this Report as Exhibit 99.1.

Item 9.01.	Financial Statements and Exhibits.
99.1	Press Release, dated February 2, 2009

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

CITIZENS REPUBLIC BANCORP, INC.
By:	/s/ Thomas W. Gallagher
Thomas W. Gallagher
Its:	General Counsel and Secretary

Date: February 2, 2009